Exhibit 99.2

   s  February 3, 2022  First-Quarter 2022 Results

 Forward-Looking Statements and Non-GAAP Measures  1  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (“NJR”, or the “Company”) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR’s net financial earnings (“NFE”) per share guidance for fiscal 2022 and beyond, dividend growth goals, capital plans, planned capital expenditures, projected cash flows, impacts of hedging strategies, customer growth rate and timetable and results of future base rates, schedule for completion of infrastructure projects, including but not limited to, New Jersey Natural Gas’s Southern Reliability Link and the Howell Green Hydrogen Project, NJR's environmental sustainability and clean energy goals, emissions reduction strategies, initiatives and targets as well as our related investments in infrastructure, renewables and emerging technologies such as renewable natural gas and hydrogen gas, NJR Clean Energy Ventures’ future capital investment target, projected installed solar capacity, revenue growth, project returns, impacts of Asset Management Agreements, including revenue recognition for fiscal 2022 and beyond, demand for residential and commercial solar energy, and our ability to profitably operate and expand the Adelphia Gateway pipeline and the impairment of NJR’s investment in PennEast.Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the U.S. Securities and Exchange Commission (SEC), including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, https://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.Non-GAAP MeasuresThis presentation includes the non-GAAP measures, including, NFE/net financial loss, utility gross margin and financial margin. As an indicator of the Company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income(loss), operating income or earnings per share.NFE/net financial loss and financial margin exclude unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, and the impairment of NJR’s investment in the PennEast project, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes, and any necessary quarterly tax adjustment is applied to “NJCEV”, as such adjustment is related to tax credits generated by CEV.NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the Company’s operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.Management uses NFE/net financial loss, utility gross margin and financial margin, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measure, NFE/net financial loss, to the most directly comparable GAAP financial measure, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Agenda    1  First-Quarter FY 2022 HighlightsSteve Westhoven | President & CEO  2  Financial HighlightsRoberto Bel | SVP and CFO  3  Q&A Session  2

2021 Sustainability Report

Highlighting our accomplishments:

- Announced **Net Zero by 2050 goal** for New Jersey operations
- First utility on the East Coast to **blend green hydrogen into its fuel stream**
- Launched **largest energy efficiency program** in NJNG's history
- **7th consecutive J.D. Power Award** to NJNG for Highest Customer Satisfaction*
- NJRCEV is **one of the largest owner-operators of solar assets in New Jersey**
- Launched **NJR's Coastal Climate Initiative**, an initiative to preserve vital coastal saltmarshes and reduce emissions
- Named a **Most Responsible Company by Newsweek** for 2022
- **Initiated reporting in line with** the recommendations of the Task Force for Climate-Related Financial Disclosure **(TCFD) framework**

[2021 Sustainability Report]


This system – the first of its kind on the East Coast – will offset 180 US tons of carbon emissions per year, the equivalent of eliminating 90 tons of coal, or over 400,000 miles driven

New Jersey Resources

** For J.D. Power 2021 award information, visit jdpower.com/awards.*

3

 4  First-Quarter 2022 Summary  * A reconciliation from NFE to net income can be found in the Appendix.        $0.38  $0.46  $0.69*  1Q20  1Q21  1Q22  Moving forward with our Strategic Plan  Fiscal 2022 off to a good start:Significant increase in fiscal Q1 net financial earningsBase rate case settled and new rates in place at NJNGCEV placed one project into service and continued to develop its pipeline of projectsAdelphia Gateway placed two new projects in service in its Northern Zone in JanuaryNJRES Asset Management Agreements became effective

 Fiscal 2022 Guidance Reaffirmed  5  Net Financial Earnings per Share  Fiscal 2022 NFEPS Guidance by Segment0%-1%        $1.74  $2.16  $2.20 - $2.30  FY 2020A  FY 2021A  FY 2022E              60% - 65%  20%-23%  5%10%  9%-11%            NJNG CEV S&T Home Services & Other ES**  Long-term growth NFEPS rate of 7-9%*  **Only considers margin contributions from fee-based revenue streams  *Based on the midpoint of fiscal 2022 guidance

New Jersey Natural Gas

Fiscal YTD Capital Expenditures*

~43% of capital expenditures earning a near real-time return


$6
$27
$13
~$73M
$12
$10
$4
$1
New Customer
SAVEGREEN
IIP
Maintenance
Cost of Removal/Other
IT
RNG

New Customer Additions


1,948
1,730
1Q 2021
1Q 2022

H_2 project in service	• Placed in service in first quarter fiscal 2022 • Successfully blending green hydrogen into distribution system • Included in new base rates
Focus for Fiscal 2022	• Evaluate RNG and additional H_2 investments • Achieve SAVEGREEN investment targets • Continue to advance IT enhancements

New Jersey Resources

** Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations*

6

 Clean Energy Ventures  FY 2022 Capital Expenditures*    FY 2022E CEV Revenue ($ in millions)          $203 - $269  FY 2022E:$235 - $301MM$2$30        FYTD Commercial Capex  FYTD Residential Capex  Q2 – Q4 Capex  * Total change in PP&E (cash spent and capex accrued)                $12  $150  $104  $49  $315Million  Completed  Under Construction  Under Contract  Under Evaluation          Fiscal 2021-2022 In-service Capex Target by Project Status($ in millions)          28%  8%  36%  28%    SREC    TREC    Electricity SalesSunlight Advantage    $10.2MM            73%-78%  7  2%-6%  13% 10% -15%  $129 - $133MM8% -

Adelphia Gateway

South Zone Conversion and Expansion Project

Project Status

- Placed into service in the Northern zone:
  - New delivery point with associated lateral line
  - Delivery point compressor
- 85% of total required construction completed

Project Overview

- *North zone operational at acquisition serving Talen Energy and adding the new UGI interconnect (in service) – 600,000 Dth/d*
- *South zone oil conversion and expansion; adding compression, laterals and interconnects – 250,000 Dth/d*
- *South zone planned to connect to Transco, Columbia and PECO. Serving Philadelphia and N.J. markets*

Project Facilities Scope



UGI Lateral & Interconnect
Martin's Creek Booster Compression
Mainline North (currently in service)
Texas Eastern
Mainline South (oil to natural gas conversion)
Quakertown Compressor Station & TETCO Interconnect
Tilghman Lateral & Transco, PECO Interconnects
Parkway Lateral & Columbia Interconnect
Marcus Hook Compressor Station
Phase I Construction - Ongoing
Phase II Construction - Ongoing
New construction in-service

Source: Internal

New Jersey Resources

8

 Financial Review  9  Roberto BelSVP & Chief Financial Officer

 Review of Fiscal 1Q22 NFE Changes                  $44.7  11  $1.6  $3.5  $0.5  $16.1  $0.5  $65.8  1Q 2021  NJNG  CEV  S&T  ES  HS & Other  1Q 2022  Fiscal 1Q21 – Consolidated NFE ($ in millions)  $44.7  NJNG  $1.6  Utility Gross Margin*  $7.8  O&M  $7.2  Depreciation & Amortization (D&A)  ($3.7)  Interest expense, AFUDC, Income Tax  ($9.7)  Clean Energy Ventures  $3.5  Revenue  $3.8  O&M  $0.3  D&A, Interest Expense and Other  ($0.6)  Storage & Transportation  ($0.5)  Operating Income  ($1.8)  Equity in Earnings of Affiliates  ($2.1)  Other  $3.4  Energy Services  $16.1  Financial Margin*  $19.2  Interest Expense, Income Tax and Other  ($3.1)  Home Services and Other  $0.5  Revenues  $1.4  Other  ($0.9)  Fiscal 1Q22 – Consolidated NFE ($ in millions)  $65.8  * A reconciliation of these non-GAAP measures can be found in the Appendix  ($ in Millions)

             106  196  379  398  398  291  203  22  5  5  EY 2026  EY 2025  EY 2024  EY 2023  EY 2022  Thousands      Hedged UnhedgedNote: Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2022 begins on June 1, 2021, and ends on May 31, 2022  12  NJR CEV – SREC Hedging Strategy Stabilizes RevenueBased on Energy Year, as of January 19, 2022  Percent Hedged  Average Price  Current Price (EY)  99%  $201  $237  Percent Hedged  Average Price  Current Price (EY)  99%  $203  $226  Percent Hedged  Average Price  Current Price (EY)  95%  $197  $207  Percent Hedged  Average Price  Current Price (EY)  49%  $185  $190  Percent Hedged  Average Price  Current Price (EY)  27%  $172  $180

 NJR Capital Plan1($ in Millions)  1-Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations    New Jersey Natural Gas  New Customer  1Q FY2022A$12  FY2021A$65  FY2022E$52 - $56  FY2023E$55 - $59  Near Real Time Return?Yes    Maintenance & Integrity  $27  $100  $142 - $148  $100 - $104      SAFE II/ NJ RISE    $42      Yes    IIP  $6  $9  $24 - $28  $32 - $36  Yes    SRL    $110          IT  $4  $9  $50 - $54  $54 - $58      RNG & P2G  $1  $5  $12 - $16  $21 - $25      Cost of Removal/Other  $9  $66  $34 - $38  $36 - $40      Facilities  $1  $63  $20 - $24  $13 - $17      SAVEGREEN  $13  $31  $48 - $52  $48 - $52  Yes      $73  $499  $382 - $416  $359 - $391    Clean Energy Ventures  Sunlight Advantage  $2  $11  $15 - $21  $16 - $22      Commercial Solar  $30  $78  $220 - $280  $190 - $250        $32  $89  $235 - $301  $206 - $272    Storage and Transportation  Adelphia Gateway  $51  $113  $90 - $110  $5 - $10      Leaf River  $6  $11  $6 - $10  $3 - $7        $57  $124  $96 - $120  $8 - $17    Grand Total    $162  $712  $713 - $837  $573 - $680    13

 NJR Projected Cash Flows($ in Millions)  14  1- Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations)      FY2021A  FY2022E      FY2023E      Cash Flow from Operations    $391  $365  -  $385  $450  -  $470  Uses of Funds  Capital Expenditures1  $625  $641  -  $761  $513  -  $616    Dividends  $117  $127  -  $132  $135  -  $140    Total Uses of Funds  $742  $768  -  $893  $648  -  $756  Financing Activities  Common Stock Proceeds – DRIP  $15                Debt Proceeds/Other  $336  $403  -  $508  $198  -  $286    Total Financing Activities  $351  $403  -  $508  $198  -  $286

   Key TakeawaysFirst Quarter 2022            On track to meet guidance for FY 2022CEV’s asset base continues to grow Construction continues at Adelphia  Strong cash flows supporting future dividend growth  Upside remains for NJRES post-AMA through the long option strategyDelivering on our commitment to de-risk our business to produce predictable results        15

 Q&A  16

 Appendix  17

 First Quarter Fiscal 2022 NFE by Business Unit    (Thousands) Three Months Ended December 31,2021 2020 Change        New Jersey Natural Gas  $51,080  $49,467  $1,613  Clean Energy Ventures  (6,821)  (10,274)  3,453  Storage and Transportation  2,962  3,508  (546)  Energy Services  17,567  1,500  16,067  Home Services & Other  982  456  526  Total  $65,770  $44,657  $21,113  NFEPS  $0.69  $0.46  $0.23  18

 Reconciliation of NFE and NFEPS to Net Income for  Fiscal 2022    NFE is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains and losses and the impairment of NJR’s investment in the PennEast project, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, SRECs and foreign currency contracts  NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period  Net Financial Earnings, Fiscal 1Q22  19

 Reconciliation of Non-GAAP Measures    NJNG Utility Gross MarginNJNG utility gross margin is defined as natural gas revenues less natural gas purchases, sales tax and regulatory rider expenses, and may not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries  Energy Services Financial MarginRepresents revenues earned from the sale of natural gas less costs of natural gas sold including any transportation and storage costs, and excludes any accounting impact from the change in the fair value of certain derivative instruments  20

 New Base Rates  20  Overall Cost of Capital and Weighted Return          Percent  Approved Return  Weighted Cost  Long-Term Debt  46.0%  3.60%  1.66%  Common Equity  54.0%  9.60%  5.18%  Total  100.0%    6.84%  Settlement ($ in millions)    Rate Base  $2,523  Rate of Return  x 6.84%  Operating Income Requirement  $172.61  Test Year Operating Income  ($116.50)  Operating Income Deficiency  $56.10  Revenue Factor  x 1.4081  Settlement Amount1  $79.00    Rate base of $2.5 billiono Southern Reliability Link and Howell green hydrogen facility included in rate baseWACC of 6.84%ROE of 9.60%New rates effective December 1, 20212021-rate-case-settlement- FINAL.pdf (q4cdn.com)  1. Excludes $269,000 associated with SAFE II and NJ Rise rate increases

Reaffirming FY 2022 NFE Guidance of $2.20 to $2.30 Per Share

NFE Expected Segment Contributions

	FY2022E
NJNG	60%-65%
CEV	20%-23%
S&T	5%-10%
ES (AMA only)	9%-11%
HS & Other	0%-1%

FY2022 Expected NJNG Utility Gross Margin Distribution



Q3E ~17%
Q4E ~13%
Q1E ~27%
Q2E ~43%

FY2022 Expected CEV Revenue Distribution



Q1E ~7%
Q2E ~9%
Q3E ~7%
Q4E ~77%

FY2022 Expected ES Financial Margin Distribution



Q4E (~2%)
Q3E (~20%)
Q2E ~57%
Q1E ~65%

New Jersey Resources

21

106  146  324  395  464  152  252  76  7  FY 2026  FY 2025  FY 2024  FY 2023  FY 2022  Thousands    Hedged    Unhedged  22  NJR CEV – SREC Hedging by Fiscal YearAs of January 19, 2022  Percent Hedged  Average Price  Current Price (FY)  100%  $203  $234  Percent Hedged  Average Price  Current Price (FY)  98%  $201  $220  Percent Hedged  Average Price  Current Price (FY)  81%  $193  $202  Percent Hedged  Average Price  Current Price (FY)  37%  $186  $187  Percent Hedged  Average Price  Current Price (EY)  41%  $172  $180

 Revenue Recognition for AMAs          The Transaction:AMAs feature initial and permanent capacity releases with cash payments throughout  23  The Accounting:ASC 606 revenue recognition standard requires that revenue be allocated to both the initial and permanent releases  The Result:Disproportionate value is allocated to the permanent release periods in FY 2024 and FY 2032    Revenue Recognition* ($ millions)  Cash($ millions)  Fiscal Years 2022 – 2024  $239  $261        Fiscal Years 2025 – 2031  $138  $240  Fiscal Year 2032  $124  $0    $262  $240        Total  $501  $501  * Revenue recognition for FY2022 is expected to be $53.1 million, of which $22.1 million was recognized in fiscal Q1 2022. Additionally, in fiscal Q1 2022, NJR received this year’s cash payment of $86.8 million.